UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2011

Kohlberg Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 MADISON AVENUE NEW YORK, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 455-8300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 11, 2011, Kohlberg Capital Corporation (the “Company”) received a letter from the NASDAQ Stock Market notifying it that the Company was no longer in compliance with NASDAQ Listing Rule 5250(c)(1) because its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011, which was filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2011, had not been reviewed by the Company’s independent registered public accounting firm in accordance with Statement of Auditing Standards No. 100, as required by Rule 8-03 of Regulation S-X of the SEC, and did not include the certifications required under Section 906 of the Sarbanes-Oxley Act of 2002.  As previously disclosed, the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 did not contain separate summarized financial information of the Company’s wholly-owned portfolio company, Katonah Debt Advisors, L.L.C. and related affiliates controlled by the Company (collectively, “KDA”), that may have been required to be included in such report in accordance with Rules 10-01, 4-08(g) and 1-02(bb) of Regulation S-X promulgated by the SEC.  The Company is evaluating whether, in accordance with Rule 3-09 of Regulation S-X, separate financial statements of KDA are required to be filed with respect the fiscal year ended December 31, 2010 and separate summarized financial information of KDA is required to be filed with respect to the quarterly periods in fiscal 2011, including the quarterly period ended September 30, 2011.  Because the evaluation requires the Company to perform the tests specified in Rule 1-02(w) of Regulation S-X using amounts determined under U.S. Generally Accepted Accounting Principles, the Company is required, in accordance with Accounting Standards Codification Topic 810 – Consolidation, to prepare financial statements of KDA for the fiscal year ended December 31, 2010 on a consolidated basis that includes the assets and liabilities of the collateralized loan obligation funds managed by KDA in order to perform the tests necessary to determine whether separate financial statements and separate summarized financial information of KDA are required to be filed and, if so, whether any of such financial statements are required to be audited.  At this time, the evaluation has not been completed and is ongoing, and the Company has not reached any final conclusions.

Under the NASDAQ Listing Rules, the Company has 60 calendar days, or until January 10, 2012, to submit to NASDAQ a plan to regain compliance with NASDAQ Listing Rule 5250(c)(1).  If the NASDAQ Stock Market staff accepts the plan, the NASDAQ staff can grant an exception of up to 180 calendar days from the filing’s due date, or until May 7, 2012, for the Company to regain compliance.  The Company intends by January 10, 2012 either to amend its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 to include all required information or to submit to NASDAQ a plan to regain compliance.

The Company issued a press release on November 16, 2011 disclosing its receipt of the letter from NASDAQ.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Document

99.1	Press Release issued by Kohlberg Capital Corporation dated November 16, 2011

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kohlberg Capital Corporation (Registrant)

November 16, 2011 (Date)	/s/ Michael I. Wirth Michael I. Wirth Chief Financial Officer